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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna -1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2012

Date of reporting period: July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

July 31, 2011

PIMCO Strategic Global Government Fund, Inc.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

This letter focuses on the six-month fiscal period ended July 31, 2011. However, it is important to note the significant volatility that has impacted U.S. financial markets since the end of the reporting period. This volatility has been sparked by a variety of economic and geopolitical challenges in both the United States and abroad. Ongoing U.S. government budget battles and the downgrading of its credit rating, fiscal concerns in Europe, and data indicating that the U.S. and global economies are slowing down have all contributed to the recent market downturn.

Six Months in Review through July 31, 2011

For the fiscal six-month period ended July 31, 2011, PIMCO Strategic Global Government Fund, Inc. returned 4.51% on net asset value and 7.83% on market price. In contrast, U.S. government bonds, as measured by the Barclays Capital

Long Term U.S. Treasury Index, rose 9.09% and the Barclays Capital U.S. Credit Index, which reflects corporate bond performance, rose 5.68%. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad U.S. bond market, returned 4.23%, and the Barclays Capital U.S. Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, returned 3.60%. Mortgage-backed securities, as represented by the Barclays Capital Mortgage Index, advanced 2.70%. The Barclays Capital Global Aggregate Bond Index, a broad market measure of U.S. and non-U.S. government and corporate bonds, returned 6.50%. U.S. stocks lagged, during the six month reporting period, as the Standard & Poor’s 500 Index rose a meager 1.46%.

The U.S. economy’s weakness was evident in the latest data on Gross Domestic Product (“GDP”). In the first quarter of 2011, GDP, the value of all goods and services produced in the country and the broadest measure of economic activity and the principal indicator of economic performance, rose 0.4% on an annualized basis. This strengthened to 1.3% in the second quarter of 2011. The anemic numbers sparked new fears of a second, or “double-dip” recession.

As the economy struggled, U.S. Treasury prices jumped, sending yields, which move in the opposite direction, plummeting. After hitting 3.75% in February 2011, the benchmark 10-year Treasury yielded just 2.82% by the end of the fiscal

2	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

six-month period. The corporate bond market cooled a bit, particularly among riskier high-yield securities. But the overall narrative for corporate bonds continued to be sanguine, thanks to low interest rates and solid profits.

The economic weakness prompted the Federal Reserve (the “Fed”) to indicate that it would keep interest rates low through 2013. Policymakers have also hinted of additional stimulus measures.

Positioned to Face Today’s Challenges

While the possibility of another recession, two consecutive quarters of negative economic growth, cannot be dismissed, we do not believe it will occur. Although GDP growth remains weak, the April to June quarter was much improved from the January to March period. In addition, there were 3.1 million job openings in May. The Fed is maintaining a low interest rate, and U.S. companies, holding record amounts of cash, appear healthy. We urge continued patience, and continued faith in what has historically been a resilient U.S. economy.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Fund Insights

July 31, 2011 (unaudited)

For the six months ended July 31, 2011 PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 4.51% on net asset value (“NAV”) and 7.83% on market price. The unmanaged Barclays Capital U.S. Aggregate Bond and Barclays Capital U.S. Intermediate Aggregate Bond Indexes returned 4.23% and 3.60%, respectively, during the reporting period.

While the fixed income market generated a positive return during the Fund’s fiscal year, there were periods of heightened volatility due to shifting expectations for the economy and periodic flights to quality. During most of the first two months of the reporting period, expectations for a strengthening economy and inflationary concerns dominated the market. Despite a number of geopolitical challenges, the ongoing European sovereign debt crisis and the devastating earthquake in Japan, most spread sectors (non-U.S. Treasuries) initially outperformed equal-duration Treasuries and yields moved higher across the curve. As the reporting period progressed, economic growth decelerated and investor risk appetite was replaced with risk aversion. This was especially pronounced in July, as an escalation of the debt issues in Europe, together with disappointing economic data and fears that the U.S. may default on its debt obligations, triggered a significant flight to quality. Against this backdrop, Treasury yields moved lower and nearly every spread sector lagged like-duration Treasuries. All told, during six months ended July 31, 2011, both short- and long-term Treasury yields declined and the yield curve flattened, as 30-year Treasury yields fell more than their two-year counterpart.

Investment strategies produce mixed results

The Fund’s exposure to certain spread sectors contributed to performance due to investor demand to earn incremental yield in the low interest rate environment. In particular, an overweighting to U.S. investment-grade corporate bonds enhanced returns as this asset class outperformed like-duration Treasuries. An overweighting to agency mortgage-backed securities (MBS) was also beneficial to performance, achieving strong results versus like-duration Treasuries during the reporting period.

Less successful was duration and yield curve positioning. Overall, a shorter duration than the benchmark, or sensitivity to changes in market interest rates, detracted from results due to the decline in Treasury yields. The Fund was also negatively impacted by having a curve steepening bias in the U.S. This proved to be a drag on performance as the yield curve flattened during the reporting period, as two-year Treasury yields fell 21 basis points and the 30-year yield declined 44 basis points.

4	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Fund Performance & Statistics

July 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	7.83%	4.51%
1 Year	8.53%	16.80%
5 Year	11.88%	12.86%
10 Year	10.43%	9.93%
Commencement of Operations (2/24/94) to 7/31/11	9.23%	8.64%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 7/31/11

Market Price/NAV:

Market Price	$10.78
NAV	$9.94
Premium to NAV	8.45%
Market Price Yield(2)	8.91%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at July 31, 2011.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
U.S. GOVERNMENT AGENCY SECURITIES – 175.3%
Fannie Mae – 134.8%
	$225	2.19%, 12/1/30, FRN, MBS (k)	Aaa/AAA	$227,493
	27	2.325%, 4/1/30, FRN, MBS (k)	Aaa/AAA	28,434
	20	2.427%, 9/1/28, FRN, MBS	Aaa/AAA	21,343
	141	2.525%, 3/1/32, FRN, MBS (k)	Aaa/AAA	142,469
	9	2.54%, 2/1/32, FRN, MBS	Aaa/AAA	9,390
	90	2.606%, 12/1/28, FRN, MBS (k)	Aaa/AAA	94,903
	71	2.614%, 11/1/27, FRN, MBS (k)	Aaa/AAA	74,580
	30	2.72%, 2/1/27, FRN, MBS (k)	Aaa/AAA	31,637
	82	2.75%, 3/1/31, FRN, MBS (k)	Aaa/AAA	86,365
	106	2.848%, 12/1/25, FRN, MBS (k)	Aaa/AAA	112,656
	64,000	4.00%, MBS, TBA (e)	Aaa/AAA	65,010,003
	439	4.25%, 11/25/24, CMO (k)	Aaa/AAA	479,331
	12	4.25%, 3/25/33, CMO	Aaa/AAA	13,042
	4,409	4.50%, 7/25/40, CMO (k)	Aaa/AAA	4,415,100
	160,000	4.50%, MBS, TBA (e)	Aaa/AAA	167,178,133
	12	5.00%, 12/1/18, MBS	Aaa/AAA	12,496
	29,974	5.00%, 1/25/38, CMO (k)	Aaa/AAA	32,050,086
	66	5.50%, 8/25/14, CMO (k)	Aaa/AAA	66,503
	18	5.50%, 12/25/16, CMO	Aaa/AAA	19,442
	116	5.50%, 7/25/24, CMO (k)	Aaa/AAA	124,670
	15,436	5.50%, 11/25/32, CMO (k)	Aaa/AAA	17,381,826
	2,657	5.50%, 6/1/33, MBS (k)	Aaa/AAA	2,902,259
	720	5.50%, 7/1/33, MBS (k)	Aaa/AAA	785,942
	9	5.50%, 9/1/33, MBS	Aaa/AAA	9,491
	1,025	5.50%, 10/1/33, MBS (k)	Aaa/AAA	1,119,166
	36	5.50%, 12/1/33, MBS (k)	Aaa/AAA	38,913
	589	5.50%, 1/1/34, MBS (k)	Aaa/AAA	643,813
	6,252	5.50%, 2/1/34, MBS (k)	Aaa/AAA	6,829,241
	75	5.50%, 7/1/34, MBS (k)	Aaa/AAA	81,515
	493	5.50%, 8/1/34, MBS (k)	Aaa/AAA	539,020
	160	5.50%, 10/1/34, MBS (k)	Aaa/AAA	174,641
	887	5.50%, 12/25/34, CMO (k)	Aaa/AAA	1,002,798
	1,370	5.50%, 4/25/35, CMO (k)	Aaa/AAA	1,554,051
	135	5.50%, 9/1/35, MBS (k)	Aaa/AAA	147,628
	35	5.50%, 1/1/36, MBS (k)	Aaa/AAA	37,909
	82	5.50%, 8/1/37, MBS (k)	Aaa/AAA	89,191
	381	5.50%, 6/1/38, MBS (k)	Aaa/AAA	415,877
	837	5.50%, 7/1/38, MBS (k)	Aaa/AAA	913,946
	364	5.50%, 3/1/39, MBS (k)	Aaa/AAA	398,066
	101,000	5.50%, MBS, TBA (e)	Aaa/AAA	109,206,280
	100	5.75%, 6/25/33, CMO (k)	Aaa/AAA	113,564
	2,500	5.807%, 8/25/43, CMO (k)	Aaa/AAA	2,798,770
	42	6.00%, 2/25/17, CMO (k)	Aaa/AAA	45,080
	222	6.00%, 4/25/17, CMO (k)	Aaa/AAA	242,573
	1,269	6.00%, 9/25/31, CMO (k)	Aaa/AAA	1,437,975
	1,646	6.00%, 12/1/32, MBS (k)	Aaa/AAA	1,832,544
	1,484	6.00%, 1/1/33, MBS (k)	Aaa/AAA	1,652,669

6	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)	Value
Fannie Mae (continued)
	$363		6.00%, 2/1/33, MBS (k)	Aaa/AAA	$404,423
	3,433		6.00%, 4/1/35, MBS (k)	Aaa/AAA	3,823,035
	4,688		6.00%, 1/1/36, MBS (k)	Aaa/AAA	5,191,053
	1,355		6.00%, 10/1/36, MBS (k)	Aaa/AAA	1,508,730
	6,949		6.00%, 9/1/37, MBS (k)	Aaa/AAA	7,681,122
	12,353		6.00%, 4/1/39, MBS (k)	Aaa/AAA	13,678,380
	6,033		6.00%, 1/25/44, CMO (k)	Aaa/AAA	6,745,096
	75		6.34%, 12/25/42, CMO, VRN (k)	Aaa/AAA	87,989
	13		6.50%, 5/1/13, MBS	Aaa/AAA	13,920
	12		6.50%, 10/1/13, MBS	Aaa/AAA	12,537
	76		6.50%, 2/1/14, MBS (k)	Aaa/AAA	78,711
	66		6.50%, 10/1/18, MBS (k)	Aaa/AAA	71,802
	126		6.50%, 9/1/19, MBS (k)	Aaa/AAA	138,426
	212		6.50%, 1/1/20, MBS (k)	Aaa/AAA	232,287
	197		6.50%, 6/25/23, CMO (k)	Aaa/AAA	226,273
	–	(g)	6.50%, 3/1/24, MBS	Aaa/AAA	87
	21		6.50%, 4/1/27, MBS	Aaa/AAA	23,464
	121		6.50%, 11/18/27, CMO (k)	Aaa/AAA	139,314
	10		6.50%, 1/1/28, MBS	Aaa/AAA	11,739
	451		6.50%, 2/1/28, MBS (k)	Aaa/AAA	513,840
	12		6.50%, 4/1/28, MBS	Aaa/AAA	13,533
	53		6.50%, 9/1/28, MBS (k)	Aaa/AAA	60,590
	17		6.50%, 11/1/28, MBS	Aaa/AAA	18,970
	47		6.50%, 1/1/29, MBS (k)	Aaa/AAA	52,783
	3		6.50%, 3/1/29, MBS	Aaa/AAA	2,988
	37		6.50%, 4/1/29, MBS (k)	Aaa/AAA	42,493
	23		6.50%, 5/1/29, MBS	Aaa/AAA	26,499
	48		6.50%, 6/1/29, MBS (k)	Aaa/AAA	54,164
	635		6.50%, 7/1/29, MBS (k)	Aaa/AAA	724,463
	5		6.50%, 9/1/29, MBS	Aaa/AAA	5,211
	8		6.50%, 12/1/29, MBS	Aaa/AAA	9,086
	198		6.50%, 4/1/31, MBS	Aaa/AAA	222,130
	117		6.50%, 5/1/31, MBS (k)	Aaa/AAA	129,315
	134		6.50%, 8/1/31, MBS (k)	Aaa/AAA	147,315
	1,133		6.50%, 9/25/31, CMO (k)	Aaa/AAA	1,314,064
	49		6.50%, 10/1/31, MBS (k)	Aaa/AAA	53,971
	26		6.50%, 11/1/31, MBS (k)	Aaa/AAA	28,843
	1,907		6.50%, 3/25/32, CMO (k)	Aaa/AAA	2,124,778
	32		6.50%, 6/1/32, MBS (k)	Aaa/AAA	35,116
	107		6.50%, 8/1/32, MBS (k)	Aaa/AAA	118,126
	51		6.50%, 9/1/32, MBS (k)	Aaa/AAA	56,092
	347		6.50%, 10/1/32, MBS (k)	Aaa/AAA	395,958
	251		6.50%, 5/1/33, MBS (k)	Aaa/AAA	282,972
	73		6.50%, 6/1/33, MBS (k)	Aaa/AAA	82,796
	125		6.50%, 7/1/33, MBS (k)	Aaa/AAA	141,528
	144		6.50%, 8/1/33, MBS (k)	Aaa/AAA	163,347
	438		6.50%, 9/1/33, MBS (k)	Aaa/AAA	497,849
	1,130		6.50%, 10/1/33, MBS (k)	Aaa/AAA	1,278,405

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Fannie Mae (continued)
	$797	6.50%, 11/1/33, MBS (k)	Aaa/AAA	$900,857
	159	6.50%, 12/1/33, MBS (k)	Aaa/AAA	179,777
	438	6.50%, 1/1/34, MBS (k)	Aaa/AAA	495,064
	60	6.50%, 2/1/34, MBS (k)	Aaa/AAA	67,709
	24	6.50%, 3/1/34, MBS (k)	Aaa/AAA	26,646
	60	6.50%, 4/1/34, MBS (k)	Aaa/AAA	67,715
	66	6.50%, 5/1/34, MBS (k)	Aaa/AAA	74,231
	623	6.50%, 7/1/34, MBS (k)	Aaa/AAA	703,377
	463	6.50%, 8/1/34, MBS (k)	Aaa/AAA	521,771
	519	6.50%, 9/1/34, MBS (k)	Aaa/AAA	586,881
	14	6.50%, 10/1/34, MBS	Aaa/AAA	15,272
	281	6.50%, 11/1/34, MBS (k)	Aaa/AAA	317,234
	240	6.50%, 12/1/34, MBS (k)	Aaa/AAA	270,005
	160	6.50%, 2/1/35, MBS (k)	Aaa/AAA	181,208
	107	6.50%, 4/1/35, MBS (k)	Aaa/AAA	120,866
	48	6.50%, 7/1/35, MBS (k)	Aaa/AAA	54,418
	176	6.50%, 10/1/35, MBS (k)	Aaa/AAA	198,664
	882	6.50%, 6/1/36, MBS (k)	Aaa/AAA	991,891
	3,111	6.50%, 12/1/36, MBS (k)	Aaa/AAA	3,493,282
	390	6.50%, 4/1/37, MBS (k)	Aaa/AAA	432,502
	226	6.50%, 2/1/38, MBS (k)	Aaa/AAA	253,544
	1,070	6.50%, 7/1/39, MBS (k)	Aaa/AAA	1,191,972
	1,173	6.50%, 12/25/41, CMO (k)	Aaa/AAA	1,346,599
	3,284	6.50%, 7/25/42, CMO (k)	Aaa/AAA	3,773,610
	279	6.50%, 8/25/42, CMO (k)	Aaa/AAA	320,647
	3,624	6.50%, 9/25/42, CMO (k)	Aaa/AAA	4,178,945
	48	6.50%, 10/25/42, CMO, VRN (k)	Aaa/AAA	53,005
	1,216	6.50%, 6/25/44, CMO (k)	Aaa/AAA	1,398,060
	200	6.50%, 11/1/47, MBS (k)	Aaa/AAA	220,028
	1,000	6.50%, MBS, TBA (e)	Aaa/AAA	1,108,828
	52	6.85%, 12/18/27, CMO (k)	Aaa/AAA	60,455
	26	7.00%, 1/1/13, MBS	Aaa/AAA	26,183
	16	7.00%, 2/1/15, MBS	Aaa/AAA	16,646
	147	7.00%, 3/1/16, MBS (k)	Aaa/AAA	160,941
	79	7.00%, 5/1/16, MBS (k)	Aaa/AAA	87,759
	71	7.00%, 11/1/16, MBS (k)	Aaa/AAA	73,935
	229	7.00%, 5/1/17, MBS (k)	Aaa/AAA	253,905
	62	7.00%, 11/1/17, MBS (k)	Aaa/AAA	67,624
	624	7.00%, 7/1/21, MBS (k)	Aaa/AAA	686,050
	124	7.00%, 11/1/24, MBS (k)	Aaa/AAA	142,468
	8	7.00%, 10/1/25, MBS	Aaa/AAA	9,782
	41	7.00%, 6/18/27, CMO (k)	Aaa/AAA	47,335
	5	7.00%, 9/1/27, MBS	Aaa/AAA	5,407
	9	7.00%, 11/1/27, MBS	Aaa/AAA	9,848
	34	7.00%, 12/1/27, MBS (k)	Aaa/AAA	39,255
	3	7.00%, 5/1/28, MBS	Aaa/AAA	3,303
	18	7.00%, 6/1/28, MBS	Aaa/AAA	20,310
	50	7.00%, 2/1/29, MBS (k)	Aaa/AAA	58,599

8	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Fannie Mae (continued)
	$130	7.00%, 3/1/29, MBS (k)	Aaa/AAA	$150,795
	135	7.00%, 4/1/29, MBS (k)	Aaa/AAA	154,733
	70	7.00%, 5/1/29, MBS (k)	Aaa/AAA	80,722
	52	7.00%, 6/1/29, MBS (k)	Aaa/AAA	61,176
	22	7.00%, 7/1/29, MBS	Aaa/AAA	25,109
	72	7.00%, 9/1/29, MBS (k)	Aaa/AAA	83,659
	30	7.00%, 10/1/29, MBS	Aaa/AAA	34,579
	1	7.00%, 11/1/29, MBS	Aaa/AAA	953
	13	7.00%, 3/1/30, MBS	Aaa/AAA	15,074
	5,071	7.00%, 4/1/30, MBS (k)	Aaa/AAA	5,872,501
	135	7.00%, 5/1/30, MBS (k)	Aaa/AAA	156,908
	12	7.00%, 4/1/31, MBS	Aaa/AAA	13,349
	9	7.00%, 6/1/31, MBS	Aaa/AAA	10,636
	36	7.00%, 7/1/31, MBS	Aaa/AAA	41,980
	101	7.00%, 8/1/31, MBS (k)	Aaa/AAA	117,519
	88	7.00%, 9/1/31, MBS (k)	Aaa/AAA	102,352
	10	7.00%, 11/1/31, MBS	Aaa/AAA	11,659
	125	7.00%, 12/1/31, MBS (k)	Aaa/AAA	144,861
	69	7.00%, 1/1/32, MBS (k)	Aaa/AAA	77,450
	132	7.00%, 2/1/32, MBS (k)	Aaa/AAA	153,545
	47	7.00%, 4/1/32, MBS (k)	Aaa/AAA	54,883
	133	7.00%, 5/1/32, MBS (k)	Aaa/AAA	154,625
	111	7.00%, 6/1/32, MBS (k)	Aaa/AAA	129,130
	62	7.00%, 7/1/32, MBS (k)	Aaa/AAA	71,587
	25	7.00%, 8/1/32, MBS	Aaa/AAA	28,686
	318	7.00%, 9/25/32, CMO (k)	Aaa/AAA	372,430
	184	7.00%, 9/1/33, MBS (k)	Aaa/AAA	213,067
	271	7.00%, 11/1/33, MBS (k)	Aaa/AAA	313,653
	573	7.00%, 1/1/34, MBS (k)	Aaa/AAA	661,174
	129	7.00%, 7/1/34, MBS (k)	Aaa/AAA	146,261
	157	7.00%, 2/25/35, CMO (k)	Aaa/AAA	189,830
	135	7.00%, 3/1/35, MBS (k)	Aaa/AAA	155,758
	1,898	7.00%, 7/1/36, MBS (k)	Aaa/AAA	2,172,327
	1,504	7.00%, 9/25/41, CMO, VRN (k)	Aaa/AAA	1,780,389
	156	7.00%, 10/25/41, CMO (k)	Aaa/AAA	176,080
	75	7.00%, 7/25/42, CMO (k)	Aaa/AAA	86,381
	406	7.00%, 11/25/43, CMO (k)	Aaa/AAA	471,304
	333	7.00%, 2/25/44, CMO (k)	Aaa/AAA	392,099
	2,047	7.00%, 3/25/45, CMO (k)	Aaa/AAA	2,337,551
	208	7.00%, 12/1/46, MBS (k)	Aaa/AAA	237,677
	382	7.00%, 1/1/47, MBS (k)	Aaa/AAA	437,090
	1,252	7.158%, 2/25/42, CMO, VRN (k)	Aaa/AAA	1,470,230
	1,107	7.293%, 10/25/42, CMO, VRN (k)	Aaa/AAA	1,296,765
	466	7.50%, 6/1/17, MBS (k)	Aaa/AAA	508,245
	38	7.50%, 12/1/17, MBS (k)	Aaa/AAA	42,741
	382	7.50%, 5/1/22, MBS (k)	Aaa/AAA	448,350
	51	7.50%, 10/25/22, CMO (k)	Aaa/AAA	58,686
	390	7.50%, 4/1/24, MBS (k)	Aaa/AAA	450,329

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)	Value
Fannie Mae (continued)
	$50		7.50%, 11/25/26, CMO (k)	Aaa/AAA	$55,935
	195		7.50%, 6/19/30, CMO, VRN (k)	Aaa/AAA	231,316
	196		7.50%, 6/25/30, CMO (k)	Aaa/AAA	227,160
	46		7.50%, 7/1/31, MBS (k)	Aaa/AAA	54,387
	104		7.50%, 5/1/32, MBS (k)	Aaa/AAA	122,048
	90		7.50%, 9/1/37, MBS (k)	Aaa/AAA	103,692
	1,137		7.50%, 7/25/41, CMO (k)	Aaa/AAA	1,301,900
	71		7.50%, 7/25/42, CMO (k)	Aaa/AAA	84,401
	8		7.50%, 8/25/42, CMO	Aaa/AAA	9,051
	597		7.50%, 3/25/44, CMO (k)	Aaa/AAA	698,404
	2,395		7.50%, 6/25/44, CMO (k)	Aaa/AAA	2,804,528
	78		7.70%, 3/25/23, CMO (k)	Aaa/AAA	90,545
	7		8.00%, 4/1/19, MBS	Aaa/AAA	7,050
	316		8.00%, 9/25/21, CMO (k)	Aaa/AAA	366,089
	2		8.00%, 1/1/22, MBS	Aaa/AAA	2,303
	4		8.00%, 12/1/22, MBS	Aaa/AAA	4,490
	7		8.00%, 6/1/24, MBS	Aaa/AAA	7,744
	288		8.00%, 9/1/24, MBS (k)	Aaa/AAA	335,535
	1		8.00%, 12/1/24, MBS	Aaa/AAA	1,217
	2		8.00%, 9/1/27, MBS	Aaa/AAA	2,879
	17		8.00%, 4/1/30, MBS	Aaa/AAA	20,068
	70		8.00%, 5/1/30, MBS (k)	Aaa/AAA	82,749
	1,769		8.00%, 7/19/30, CMO, VRN (k)	Aaa/AAA	2,057,673
	33		8.00%, 8/1/30, MBS (k)	Aaa/AAA	38,272
	–	(g)	8.00%, 9/1/30, MBS	Aaa/AAA	518
	1		8.00%, 10/1/30, MBS	Aaa/AAA	1,249
	14		8.00%, 1/1/31, MBS	Aaa/AAA	15,989
	10		8.00%, 3/1/31, MBS	Aaa/AAA	12,193
	92		8.00%, 5/1/31, MBS (k)	Aaa/AAA	108,376
	262		8.00%, 7/1/31, MBS (k)	Aaa/AAA	307,211
	30		8.00%, 8/1/31, MBS	Aaa/AAA	35,302
	323		8.00%, 10/1/31, MBS (k)	Aaa/AAA	379,754
	50		8.00%, 11/1/31, MBS (k)	Aaa/AAA	58,508
	22		8.00%, 1/1/32, MBS	Aaa/AAA	26,317
	12		8.00%, 6/1/32, MBS	Aaa/AAA	14,048
	66		8.00%, 1/1/35, MBS (k)	Aaa/AAA	76,631
	37		8.50%, 4/1/16, MBS (k)	Aaa/AAA	39,796
	495		8.50%, 9/25/21, CMO (k)	Aaa/AAA	557,970
	486		8.50%, 10/25/21, CMO (k)	Aaa/AAA	563,907
	322		8.50%, 12/25/21, CMO (k)	Aaa/AAA	373,227
	1,201		8.50%, 6/18/27, CMO (k)	Aaa/AAA	1,458,454
	228		8.50%, 6/25/30, CMO (k)	Aaa/AAA	274,461
	341		8.50%, 6/1/36, MBS (k)	Aaa/AAA	394,135
	792		9.416%, 5/15/21, MBS (k)	Aaa/AAA	927,925
	242		10.032%, 7/15/27, MBS (k)	Aaa/AAA	276,132
	4		10.30%, 4/25/19, CMO	Aaa/AAA	3,693

					533,354,970

10	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Federal Housing Administration – 0.8%
	$3,145	7.25%, 8/1/31 (f)	Aaa/AAA	$3,107,251

Freddie Mac – 28.4%
	9	2.387%, 12/1/26, FRN, MBS	Aaa/AAA	9,482
	8	2.533%, 4/1/33, FRN, MBS	Aaa/AAA	8,356
	73	2.547%, 9/1/31, FRN, MBS (k)	Aaa/AAA	73,479
	3,000	4.00%, MBS, TBA (e)	Aaa/AAA	3,047,344
	27	5.00%, 10/15/16, CMO	Aaa/AAA	27,453
	18	5.00%, 11/15/16, CMO	Aaa/AAA	17,767
	47	5.00%, 2/15/24, CMO (k)	Aaa/AAA	52,024
	6,000	5.50%, 6/15/41, CMO (k)	Aaa/AAA	6,681,934
	192	6.00%, 9/15/16, CMO (k)	Aaa/AAA	203,672
	1,953	6.00%, 12/15/16, CMO (k)	Aaa/AAA	2,108,565
	26	6.00%, 3/15/17, CMO (k)	Aaa/AAA	28,313
	754	6.00%, 4/1/17, MBS (k)	Aaa/AAA	812,219
	645	6.00%, 12/15/28, CMO (k)	Aaa/AAA	707,617
	1,006	6.00%, 2/15/31, CMO (k)	Aaa/AAA	1,099,873
	603	6.00%, 4/15/31, CMO (k)	Aaa/AAA	671,675
	12,365	6.00%, 2/15/32, CMO (k)	Aaa/AAA	13,857,660
	5	6.00%, 2/1/33, MBS	Aaa/AAA	5,552
	1,342	6.00%, 3/1/33, MBS	Aaa/AAA	1,469,721
	38	6.00%, 2/1/34, MBS (k)	Aaa/AAA	41,817
	131	6.00%, 3/15/35, CMO (k)	Aaa/AAA	153,121
	670	6.50%, 11/1/16, MBS (k)	Aaa/AAA	700,791
	15	6.50%, 8/1/21, MBS	Aaa/AAA	16,906
	134	6.50%, 9/15/23, CMO (k)	Aaa/AAA	152,630
	2,234	6.50%, 10/15/23, CMO (k)	Aaa/AAA	2,306,713
	306	6.50%, 12/15/23, CMO (k)	Aaa/AAA	333,431
	329	6.50%, 3/15/26, CMO (k)	Aaa/AAA	367,135
	885	6.50%, 2/15/28, CMO (k)	Aaa/AAA	1,052,243
	1,752	6.50%, 5/15/29, CMO (k)	Aaa/AAA	1,950,220
	9	6.50%, 6/1/29, MBS	Aaa/AAA	9,774
	212	6.50%, 7/15/29, CMO (k)	Aaa/AAA	245,735
	8,161	6.50%, 6/15/31, CMO (k)	Aaa/AAA	9,465,568
	4,439	6.50%, 9/15/31, CMO (k)	Aaa/AAA	5,145,013
	79	6.50%, 12/15/31, CMO (k)	Aaa/AAA	81,710
	367	6.50%, 2/15/32, CMO (k)	Aaa/AAA	425,913
	812	6.50%, 6/15/32, CMO (k)	Aaa/AAA	940,927
	4,379	6.50%, 7/15/32, CMO (k)	Aaa/AAA	5,073,692
	1,761	6.50%, 7/1/37, MBS (k)	Aaa/AAA	1,960,035
	110	6.50%, 2/25/43, CMO (k)	Aaa/AAA	123,741
	103	6.50%, 9/25/43, CMO, VRN (k)	Aaa/AAA	119,142
	576	6.50%, 10/25/43, CMO (k)	Aaa/AAA	656,271
	5,005	6.50%, 3/25/44, CMO (k)	Aaa/AAA	5,857,528
	327	6.50%, 9/1/47, MBS (k)	Aaa/AAA	363,589
	492	6.50%, 9/1/48, MBS (k)	Aaa/AAA	545,635
	964	6.651%, 7/25/32, CMO, VRN (k)	Aaa/AAA	1,119,613
	1,213	6.90%, 9/15/23, CMO (k)	Aaa/AAA	1,398,999
	616	6.95%, 7/15/21, CMO (k)	Aaa/AAA	697,030

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Freddie Mac (continued)
	$36	7.00%, 9/1/12, MBS	Aaa/AAA	$37,524
	4	7.00%, 10/1/12, MBS	Aaa/AAA	4,409
	6	7.00%, 11/1/12, MBS	Aaa/AAA	6,480
	3	7.00%, 12/1/12, MBS	Aaa/AAA	2,661
	174	7.00%, 7/1/13, MBS (k)	Aaa/AAA	181,086
	6	7.00%, 1/1/14, MBS	Aaa/AAA	6,023
	223	7.00%, 9/1/14, MBS (k)	Aaa/AAA	237,700
	38	7.00%, 11/1/14, MBS (k)	Aaa/AAA	40,213
	21	7.00%, 7/1/15, MBS	Aaa/AAA	23,060
	4	7.00%, 8/1/15, MBS	Aaa/AAA	4,255
	24	7.00%, 4/1/16, MBS	Aaa/AAA	25,691
	3	7.00%, 6/1/16, MBS	Aaa/AAA	3,269
	29	7.00%, 7/1/16, MBS (k)	Aaa/AAA	32,119
	8	7.00%, 11/1/16, MBS	Aaa/AAA	8,376
	8	7.00%, 3/1/17, MBS	Aaa/AAA	8,869
	462	7.00%, 6/1/17, MBS (k)	Aaa/AAA	486,234
	310	7.00%, 8/1/21, MBS (k)	Aaa/AAA	339,819
	696	7.00%, 9/1/21, MBS (k)	Aaa/AAA	762,371
	442	7.00%, 5/15/23, CMO (k)	Aaa/AAA	506,204
	1,193	7.00%, 1/15/24, CMO (k)	Aaa/AAA	1,369,980
	62	7.00%, 3/15/24, CMO (k)	Aaa/AAA	71,802
	63	7.00%, 5/15/24, CMO (k)	Aaa/AAA	72,366
	7	7.00%, 7/1/24, MBS	Aaa/AAA	8,525
	556	7.00%, 9/15/25, CMO (k)	Aaa/AAA	658,552
	874	7.00%, 7/15/27, CMO (k)	Aaa/AAA	1,026,380
	4,311	7.00%, 3/15/29, CMO (k)	Aaa/AAA	5,367,437
	77	7.00%, 3/1/31, MBS (k)	Aaa/AAA	88,940
	1,558	7.00%, 6/15/31, CMO (k)	Aaa/AAA	1,814,390
	603	7.00%, 10/1/31, MBS (k)	Aaa/AAA	700,720
	247	7.00%, 1/1/32, MBS (k)	Aaa/AAA	286,548
	21	7.00%, 3/1/32, MBS	Aaa/AAA	24,401
	43	7.00%, 4/1/32, MBS (k)	Aaa/AAA	49,891
	362	7.00%, 1/1/36, MBS (k)	Aaa/AAA	420,386
	2,137	7.00%, 6/1/36, MBS (k)	Aaa/AAA	2,456,805
	402	7.00%, 7/1/36, MBS (k)	Aaa/AAA	461,968
	3,972	7.00%, 8/1/36, MBS (k)	Aaa/AAA	4,565,994
	799	7.00%, 9/1/36, MBS (k)	Aaa/AAA	918,947
	1,171	7.00%, 11/1/36, MBS (k)	Aaa/AAA	1,345,583
	450	7.00%, 12/1/36, MBS (k)	Aaa/AAA	517,080
	1,965	7.00%, 1/1/37, MBS (k)	Aaa/AAA	2,258,803
	841	7.00%, 2/25/43, CMO (k)	Aaa/AAA	1,006,776
	363	7.00%, 9/25/43, CMO (k)	Aaa/AAA	427,022
	111	7.00%, 10/25/43, CMO (k)	Aaa/AAA	127,039
	232	7.023%, 7/25/32, CMO, VRN (k)	Aaa/AAA	268,363
	51	7.50%, 1/1/16, MBS (k)	Aaa/AAA	55,068
	1,325	7.50%, 5/15/24, CMO (k)	Aaa/AAA	1,530,362
	227	7.50%, 8/1/24, MBS (k)	Aaa/AAA	266,978
	2	7.50%, 6/1/25, MBS	Aaa/AAA	2,468

12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)	Value
Freddie Mac (continued)
	$19		7.50%, 12/1/25, MBS	Aaa/AAA	$21,527
	4		7.50%, 1/1/26, MBS	Aaa/AAA	5,499
	14		7.50%, 2/1/26, MBS	Aaa/AAA	16,485
	21		7.50%, 3/1/26, MBS	Aaa/AAA	24,741
	28		7.50%, 4/1/26, MBS (k)	Aaa/AAA	32,669
	24		7.50%, 5/1/26, MBS	Aaa/AAA	27,918
	215		7.50%, 6/1/26, MBS (k)	Aaa/AAA	250,103
	175		7.50%, 7/1/26, MBS (k)	Aaa/AAA	204,010
	48		7.50%, 8/1/26, MBS	Aaa/AAA	56,076
	14		7.50%, 11/1/26, MBS	Aaa/AAA	15,866
	466		7.50%, 12/1/26, MBS (k)	Aaa/AAA	542,982
	170		7.50%, 3/15/28, CMO (k)	Aaa/AAA	204,354
	3,252		7.50%, 4/1/28, MBS (k)	Aaa/AAA	3,788,832
	–	(g)	7.50%, 2/1/30, MBS	Aaa/AAA	561
	1		7.50%, 4/1/30, MBS	Aaa/AAA	920
	–	(g)	7.50%, 6/1/30, MBS	Aaa/AAA	75
	4		7.50%, 10/1/30, MBS	Aaa/AAA	4,633
	23		7.50%, 11/1/30, MBS	Aaa/AAA	26,566
	914		7.50%, 12/1/30, MBS (k)	Aaa/AAA	1,065,080
	650		7.50%, 5/1/32, MBS (k)	Aaa/AAA	756,045
	28		7.50%, 7/1/33, MBS (k)	Aaa/AAA	32,062
	85		7.50%, 7/1/34, MBS (k)	Aaa/AAA	97,315
	277		7.50%, 3/1/37, MBS (k)	Aaa/AAA	317,453
	69		7.50%, 2/25/42, CMO (k)	Aaa/AAA	82,486
	65		8.00%, 8/15/22, CMO (k)	Aaa/AAA	77,199
	39		8.00%, 7/1/24, MBS	Aaa/AAA	46,529
	56		8.00%, 8/1/24, MBS (k)	Aaa/AAA	66,197
	640		8.00%, 12/1/26, MBS (k)	Aaa/AAA	757,959
	158		8.00%, 4/15/30, CMO (k)	Aaa/AAA	188,546
	124		8.50%, 4/15/22, CMO (k)	Aaa/AAA	129,251
	410		8.50%, 10/1/30, MBS (k)	Aaa/AAA	479,530

					112,393,034

Ginnie Mae – 4.8%
	196		5.50%, 6/20/35, FRN, MBS (k)	Aaa/AAA	207,335
	29		6.00%, 4/15/29, MBS (k)	Aaa/AAA	32,150
	3		6.00%, 8/15/31, MBS	Aaa/AAA	3,106
	55		6.00%, 2/15/36, MBS (k)	Aaa/AAA	61,598
	22		6.00%, 6/15/36, MBS	Aaa/AAA	24,540
	10		6.00%, 7/15/36, MBS	Aaa/AAA	11,684
	39		6.00%, 9/15/36, MBS (k)	Aaa/AAA	43,457
	74		6.00%, 10/15/36, MBS (k)	Aaa/AAA	83,030
	65		6.00%, 12/15/36, MBS (k)	Aaa/AAA	72,429
	17		6.00%, 6/15/37, MBS	Aaa/AAA	18,718
	1,594		6.00%, 7/15/37, MBS (k)	Aaa/AAA	1,788,331
	47		6.00%, 11/15/37, MBS (k)	Aaa/AAA	53,273
	60		6.00%, 12/15/37, MBS (k)	Aaa/AAA	67,140
	124		6.00%, 3/15/38, MBS (k)	Aaa/AAA	139,695
	567		6.00%, 9/15/38, MBS (k)	Aaa/AAA	640,234

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)	Value
Ginnie Mae (continued)
	$1,092		6.00%, 10/15/38, MBS (k)	Aaa/AAA	$1,224,147
	3,820		6.00%, 11/15/38, MBS (k)	Aaa/AAA	4,305,158
	28		6.00%, 12/15/38, MBS (k)	Aaa/AAA	31,233
	97		6.50%, 11/20/24, MBS (k)	Aaa/AAA	109,249
	774		6.50%, 4/15/32, MBS (k)	Aaa/AAA	887,800
	960		6.50%, 5/15/32, MBS (k)	Aaa/AAA	1,101,218
	55		6.50%, 6/20/32, CMO (k)	Aaa/AAA	64,855
	315		6.50%, 8/20/38, MBS (k)	Aaa/AAA	337,536
	105		6.50%, 10/20/38, MBS (k)	Aaa/AAA	112,044
	3		7.00%, 4/15/24, MBS	Aaa/AAA	3,459
	23		7.00%, 7/15/25, MBS	Aaa/AAA	26,129
	29		7.00%, 9/15/25, MBS	Aaa/AAA	33,815
	16		7.00%, 11/15/25, MBS	Aaa/AAA	18,676
	7		7.00%, 12/15/25, MBS	Aaa/AAA	8,516
	22		7.00%, 3/15/26, MBS	Aaa/AAA	25,634
	7		7.00%, 4/15/26, MBS	Aaa/AAA	8,160
	2		7.00%, 5/15/26, MBS	Aaa/AAA	2,299
	43		7.00%, 6/15/26, MBS (k)	Aaa/AAA	49,364
	3,286		7.00%, 3/20/31, CMO (k)	Aaa/AAA	3,783,918
	5		7.50%, 1/15/17, MBS	Aaa/AAA	5,456
	2		7.50%, 2/15/17, MBS	Aaa/AAA	2,431
	3		7.50%, 3/15/17, MBS	Aaa/AAA	3,653
	2		7.50%, 4/15/17, MBS	Aaa/AAA	2,591
	4		7.50%, 5/15/17, MBS	Aaa/AAA	5,086
	2		7.50%, 7/15/17, MBS	Aaa/AAA	2,223
	1		7.50%, 6/15/23, MBS	Aaa/AAA	893
	10		7.50%, 10/15/25, MBS	Aaa/AAA	12,114
	110		7.50%, 3/15/26, MBS (k)	Aaa/AAA	129,821
	131		7.50%, 6/20/26, CMO (k)	Aaa/AAA	151,789
	237		7.50%, 9/15/26, MBS (k)	Aaa/AAA	277,411
	8		7.50%, 12/15/26, MBS	Aaa/AAA	9,775
	2		7.50%, 1/15/27, MBS	Aaa/AAA	2,658
	4		7.50%, 2/15/27, MBS	Aaa/AAA	4,677
	55		7.50%, 3/15/27, MBS (k)	Aaa/AAA	64,739
	284		7.50%, 4/15/27, MBS (k)	Aaa/AAA	332,513
	6		7.50%, 5/15/27, MBS	Aaa/AAA	6,771
	108		7.50%, 6/15/27, MBS (k)	Aaa/AAA	126,743
	147		7.50%, 7/15/27, MBS (k)	Aaa/AAA	173,150
	47		7.50%, 8/15/27, MBS (k)	Aaa/AAA	55,221
	50		7.50%, 12/15/27, MBS (k)	Aaa/AAA	58,648
	338		7.50%, 1/15/28, MBS (k)	Aaa/AAA	397,140
	85		7.50%, 2/15/28, MBS (k)	Aaa/AAA	99,539
	161		7.50%, 1/15/29, MBS (k)	Aaa/AAA	189,181
	176		7.50%, 2/15/29, MBS (k)	Aaa/AAA	205,972
	6		7.50%, 3/15/29, MBS	Aaa/AAA	6,516
	4		8.00%, 6/15/16, MBS	Aaa/AAA	3,597
	–	(g)	8.00%, 7/15/16, MBS	Aaa/AAA	157
	9		8.00%, 1/15/17, MBS	Aaa/AAA	8,843

14	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)	Value
Ginnie Mae (continued)
	$–	(g)	8.00%, 2/15/17, MBS	Aaa/AAA	$150
	6		8.00%, 3/15/17, MBS	Aaa/AAA	6,961
	15		8.00%, 4/15/17, MBS	Aaa/AAA	15,949
	8		8.00%, 5/15/17, MBS	Aaa/AAA	9,066
	1		8.00%, 6/15/17, MBS	Aaa/AAA	749
	9		8.00%, 7/15/17, MBS	Aaa/AAA	8,854
	–	(g)	8.00%, 1/15/20, MBS	Aaa/AAA	462
	6		8.00%, 11/15/21, MBS	Aaa/AAA	6,317
	4		8.00%, 12/15/21, MBS	Aaa/AAA	5,094
	8		8.00%, 4/15/22, MBS	Aaa/AAA	9,124
	–	(g)	8.00%, 5/15/22, MBS	Aaa/AAA	205
	5		8.00%, 11/15/22, MBS	Aaa/AAA	6,205
	313		8.00%, 3/20/30, CMO (k)	Aaa/AAA	384,576
	–	(g)	8.50%, 10/15/16, MBS	Aaa/AAA	191
	–	(g)	8.50%, 5/15/22, MBS	Aaa/AAA	223
	1		8.50%, 1/15/23, MBS	Aaa/AAA	1,033
	2		8.50%, 8/15/30, MBS	Aaa/AAA	2,260
	12		8.50%, 2/15/31, MBS	Aaa/AAA	14,047
	13		9.00%, 6/15/16, MBS	Aaa/AAA	12,759
	32		9.00%, 11/15/16, MBS (k)	Aaa/AAA	36,228
	32		9.00%, 12/15/16, MBS (k)	Aaa/AAA	35,865
	20		9.00%, 9/15/17, MBS	Aaa/AAA	20,066
	39		9.00%, 12/15/17, MBS (k)	Aaa/AAA	44,525
	54		9.00%, 3/15/18, MBS (k)	Aaa/AAA	63,223
	41		9.00%, 5/15/18, MBS (k)	Aaa/AAA	48,377
	19		9.00%, 6/15/18, MBS	Aaa/AAA	19,315
	200		9.00%, 10/15/19, MBS (k)	Aaa/AAA	231,828
	94		9.00%, 11/15/19, MBS (k)	Aaa/AAA	105,720
	77		9.00%, 1/15/20, MBS (k)	Aaa/AAA	91,526

					18,900,136

Small Business Administration Participation Certificates – 4.7%
	550		4.625%, 2/1/25, ABS	Aaa/AAA	591,304
	411		4.754%, 8/10/14, ABS	Aaa/AAA	437,506
	331		5.038%, 3/10/15, ABS	Aaa/AAA	357,819
	1,316		5.51%, 11/1/27, ABS	Aaa/AAA	1,461,718
	13,745		5.60%, 9/1/28, ABS	Aaa/AAA	15,272,285
	134		5.78%, 8/1/27, ABS	Aaa/AAA	150,051
	126		5.82%, 7/1/27, ABS	Aaa/AAA	143,139
	68		6.30%, 7/1/13	Aaa/AAA	69,749
	222		6.30%, 6/1/18	Aaa/AAA	243,449
	90		6.40%, 8/1/13	Aaa/AAA	91,882
	34		7.20%, 6/1/17	Aaa/AAA	37,707
	24		7.70%, 7/1/16	Aaa/AAA	25,765

					18,882,374

Vendee Mortgage Trust – 1.8%
	430		6.50%, 3/15/29, CMO	Aaa/AAA	500,677
	84		6.75%, 2/15/26, CMO	Aaa/AAA	98,738

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Vendee Mortgage Trust (continued)
	$194	6.75%, 6/15/26, CMO	Aaa/AAA	$227,730
	5,284	7.50%, 9/15/30, CMO	Aaa/AAA	6,269,401

				7,096,546

Total U.S. Government Agency Securities (cost-$666,425,471)				693,734,311

CORPORATE BONDS & NOTES – 64.3%
Airlines – 3.0%
	3,000	American Airlines, Inc., 10.50%, 10/15/12	B2/B	3,165,000
	772	Northwest Airlines, Inc., 1.01%, 11/20/15, FRN (MBIA) (k)	Baa2/A-	717,989
		United Air Lines Pass Through Trust,
	2,402	6.636%, 1/2/24	Baa2/BB+	2,408,195
	889	9.75%, 1/15/17	Baa2/BBB+	1,009,403
	4,091	10.40%, 5/1/18 (k)	Baa2/BBB+	4,607,332

				11,907,919

Banking – 12.0%
	£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	Baa2/A-	2,598,007
		BPCE S.A. (h),
	€270	4.625%, 7/30/15	Baa3/BBB+	319,099
	€315	5.25%, 7/30/14	Baa3/BBB+	398,309
	€50	9.00%, 3/17/15	Baa3/BBB+	74,360
	€300	9.25%, 4/22/15	Baa3/BBB+	442,924
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	€2,000	6.875%, 3/19/20	NR/NR	2,871,126
	$5,900	11.00%, 6/30/19 (a)(d)(h)(k)	A2/AA-	7,559,180
	7,700	Discover Bank, 7.00%, 4/15/20 (k)	Ba1/BBB-	8,709,355
	£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	Baa3/BBB+	1,296,746
	$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)(k)	Baa2/BBB-	5,115,205
	13,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	Ba3/BB+	13,873,756
		Royal Bank of Scotland PLC, FRN,
	2,000	0.946%, 4/11/16	Baa3/BBB+	1,723,178
	3,000	0.986%, 9/29/15	Baa3/BBB+	2,635,548

				47,616,793

Chemicals – 1.2%
	4,049	Lyondell Chemical Co., 8.00%, 11/1/17 (a)(d)	Ba1/BB+	4,595,615

Energy – 0.2%
	625	Consol Energy, Inc., 8.25%, 4/1/20	B1/BB	698,438

Financial Services – 28.6%
		Ally Financial, Inc.,
	3,000	6.75%, 12/1/14	B1/B+	3,141,351
	6,100	8.30%, 2/12/15	B1/B+	6,694,750
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	1,260,000
	3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(k)	Baa3/BBB	3,201,351
		CIT Group, Inc.,
	3,900	5.25%, 4/1/14 (a)(d)	B2/B+	3,929,250
	280	7.00%, 5/1/14	B2/B+	282,491
	502	7.00%, 5/1/15	B2/B+	504,672

16	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Financial Services (continued)
	$837	7.00%, 5/1/16	B2/B+	$840,075
	1,172	7.00%, 5/1/17	B2/B+	1,176,108
		Citigroup, Inc. (k),
	9,000	5.00%, 9/15/14	Baa1/A-	9,483,435
	10,000	5.625%, 8/27/12	Baa1/A-	10,414,210
		Credit Agricole S.A. (h),
	£250	5.136%, 2/24/16	A3/BBB+	330,346
	$2,500	6.637%, 5/31/17 (a)(d)(k)	A3/BBB+	2,150,000
	£800	8.125%, 10/26/19	A3/BBB+	1,286,898
		Ford Motor Credit Co. LLC,
	$1,000	6.625%, 8/15/17	Ba2/BB-	1,097,699
	10,000	8.70%, 10/1/14 (k)	Ba2/BB-	11,509,290
		General Electric Capital Corp.,
	5,000	4.375%, 9/16/20 (k)	Aa2/AA+	5,090,955
	£3,000	6.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	4,899,732
	$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (a)(d)(k)	Baa1/BBB+	4,245,140
		International Lease Finance Corp. (a)(d),
	2,000	6.75%, 9/1/16	Ba3/BBB-	2,130,000
	7,000	7.125%, 9/1/18 (k)	Ba3/BBB-	7,490,000
	£300	LBG Capital No.2 PLC, 15.00%, 12/21/19	Ba2/BB+	647,552
	$4,000	Merrill Lynch & Co., Inc., 0.709%, 1/15/15, FRN (k)	A2/A	3,858,484
		Morgan Stanley,
	8,000	0.700%, 10/18/16, FRN (k)	A2/A	7,338,760
	AUD 2,700	5.37%, 3/1/13, FRN	A2/A	2,919,293
	$1,000	6.625%, 4/1/18 (k)	A2/A	1,114,790
		SLM Corp.,
	150	0.553%, 1/27/14, FRN	Ba1/BBB-	142,276
	€1,500	3.125%, 9/17/12	Ba1/BBB-	2,140,309
	$1,050	5.00%, 10/1/13	Ba1/BBB-	1,089,585
	500	5.125%, 8/27/12	Ba1/BBB-	512,692
	570	5.214%, 2/1/14, FRN	Ba1/BBB-	558,230
	200	5.375%, 1/15/13	Ba1/BBB-	206,739
	1,000	5.375%, 5/15/14	Ba1/BBB-	1,037,383
	1,000	8.00%, 3/25/20	Ba1/BBB-	1,097,730
	2,500	8.45%, 6/15/18	Ba1/BBB-	2,799,580
	1,800	UBS AG, 5.875%, 12/20/17 (k)	Aa3/A+	2,013,559
	4,500	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	Aa2/AA	4,617,000

				113,251,715

Healthcare & Hospitals – 0.4%
	1,500	HCA, Inc., 9.00%, 12/15/14	B3/B-	1,635,000

Hotels/Gaming – 0.0%
	100	MGM Resorts International, 9.00%, 3/15/20	Ba3/B	111,750

Insurance – 7.2%
		American International Group, Inc.,
	6,300	5.85%, 1/16/18 (k)	Baa1/A-	6,696,201
	3,000	6.25%, 5/1/36 (k)	Baa1/A-	3,132,207
	3,900	6.40%, 12/15/20 (k)	Baa1/A-	4,287,878

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Insurance (continued)
	$9,700	8.25%, 8/15/18 (k)	Baa1/A-	$11,532,087
	£1,750	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	2,937,172

				28,585,545

Oil & Gas – 8.1%
		Anadarko Petroleum Corp.,
	$600	6.20%, 3/15/40	Ba1/BBB-	640,013
	3,600	6.375%, 9/15/17	Ba1/BBB-	4,253,271
	4,500	6.45%, 9/15/36	Ba1/BBB-	4,913,644
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	A2/A	7,690,697
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	Baa1/BBB	1,543,374
	$3,000	8.625%, 4/28/34	Baa1/BBB	3,802,500
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	Aa3/A	1,358,422
	2,000	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13	Baa1/BBB	2,230,000
	5,000	Shell International Finance BV, 5.50%, 3/25/40 (k)	Aa1/AA	5,597,760

				32,029,681

Real Estate Investment Trust – 2.7%
	2,000	Kilroy Realty L.P., 5.00%, 11/3/15 (k)	Baa3/BBB-	2,125,942
	4,500	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (k)	Ba1/BBB-	5,297,684
	3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (a)(d)	Baa3/BBB-	3,200,637

				10,624,263

Retail – 0.3%
	973	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(k)	Baa2/BBB+	1,158,415

Utilities – 0.6%
	2,000	Energy Future Holdings Corp., 10.25%, 1/15/20	Caa3/B-	2,110,836

Total Corporate Bonds & Notes (cost-$218,687,768)				254,325,970

MORTGAGE-BACKED SECURITIES – 42.5%
		Adjustable Rate Mortgage Trust, CMO, VRN,
	1,793	2.660%, 7/25/35	Caa1/AA-	1,418,522
	4,635	4.899%, 8/25/35	Caa1/BB-	3,974,793
	2,833	Banc of America Large Loan, Inc., 5.686%, 4/24/49, CMO, VRN (a)(d)	NR/NR	2,778,607
	77	Banc of America Mortgage Securities, Inc., 2.880%, 2/25/35, CMO, FRN	B2/NR	65,412
	574	BCAP LLC Trust, 5.054%, 3/26/36, CMO, FRN (a)(d)	NR/NR	512,429
	893	Bear Stearns Alt-A Trust, 5.927%, 8/25/36, CMO, VRN	Caa3/CCC	549,072
	27	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	Aa2/NR	27,360
	2,500	Commercial Mortgage Pass Through Certificates, 5.605%, 6/9/28 (a)(d)(f)	NR/NR	2,491,655
		Countrywide Alternative Loan Trust, CMO,
	1,707	6.25%, 8/25/37	Caa3/D	1,089,016
	2,453	6.50%, 7/25/35	Ca/CCC	1,478,053
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	1,418	3.855%, 8/25/34, FRN	Caa1/BB+	936,160
	4,596	7.50%, 11/25/34 (a)(d)	Baa1/NR	4,767,868
	637	7.50%, 6/25/35 (a)(d)	B1/BBB	675,580

18	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	$524	1.337%, 3/25/34, FRN	Aa2/AA+	$452,402
	1,210	7.00%, 2/25/34	A2/AAA	1,263,203
		Credit Suisse Mortgage Capital Certificates, CMO,
	4,465	0.357%, 10/15/21, FRN (a)(d)	Aa2/AAA	4,253,661
	2,306	5.695%, 9/15/40, VRN	NR/A-	2,472,023
	€2,703	DECO Series, 1.773%, 10/27/20, CMO, FRN	Aaa/A	3,472,199
	$6,770	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO, VRN (a)(d)	Ba1/AAA	4,867,271
	€2	EMF-NL, 2.506%, 10/17/39, CMO, FRN	NR/AAA	3,195
	$547	GMAC Mortgage Corp. Loan Trust, 5.185%, 8/19/34, CMO, FRN	Ba2/BBB-	432,140
	3,127	GSAA Trust, 6.00%, 4/1/34, CMO	A2/AAA	3,231,604
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	4,324	7.00%, 6/25/43	NR/NR	4,399,097
	107	7.50%, 6/19/27, VRN	NR/NR	109,380
	1,613	8.00%, 9/19/27, VRN	NR/NR	1,676,860
		GSR Mortgage Loan Trust, CMO,
	1,141	0.517%, 12/25/34, FRN	Baa3/AAA	953,204
	592	0.527%, 12/25/34, FRN	Ba2/NR	482,281
	6,077	5.172%, 11/25/35, VRN	NR/B-	5,968,382
	5,000	5.50%, 11/25/35	NR/CCC	4,515,618
	1,264	6.50%, 1/25/34	NR/AAA	1,332,883
		Harborview Mortgage Loan Trust, CMO,
	3,143	0.557%, 10/19/33, FRN	Aa3/AAA	2,680,211
	3,287	5.623%, 6/19/36, VRN	Ca/D	1,961,215
	614	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO, VRN	Caa1/B-	611,514
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d),
	5,000	0.637%, 7/15/19, FRN	Baa1/NR	4,627,767
	4,000	5.648%, 3/18/51, VRN	A1/NR	3,944,860
		JPMorgan Mortgage Trust, CMO,
	6,036	2.915%, 10/25/36, VRN	Caa1/NR	4,669,808
	1,748	5.50%, 6/25/37	NR/CC	1,551,544
	4,187	Luminent Mortgage Trust, 0.357%, 12/25/36, CMO, FRN	Caa2/B+	2,611,144
	1,799	MASTR Adjustable Rate Mortgage Trust, 3.147%, 10/25/34, CMO, VRN	NR/BBB-	1,348,972
		MASTR Alternative Loans Trust, CMO,
	1,085	6.25%, 7/25/36	Caa3/CCC	854,558
	1,377	6.50%, 3/25/34	Aa2/AAA	1,427,238
	113	7.00%, 4/25/34	Aa2/AAA	114,090
		MASTR Reperforming Loan Trust, CMO (a)(d),
	3,095	7.00%, 5/25/35	Ba3/BBB-	3,118,425
	4,436	7.50%, 7/25/35	Ba3/AAA	4,502,254
	163	Merrill Lynch Mortgage Investors, Inc., 5.25%, 8/25/36, CMO, VRN	A3/AAA	165,427
	2	Morgan Stanley Dean Witter Capital I, 5.50%, 4/25/17, CMO	NR/BB	2,261
		Newgate Fund PLC, CMO, FRN,
	£4,200	1.824%, 12/15/50	Aa2/A	5,410,638
	£1,200	2.074%, 12/15/50	A3/A-	1,228,840

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
	€800	2.721%, 12/15/50	A3/A-	$712,836
	€1,300	2.971%, 12/15/50	Ba1/BB+	1,031,203
		Nomura Asset Acceptance Corp., CMO (a)(d),
	$2,346	7.00%, 10/25/34	A1/AAA	2,397,500
	3,589	7.50%, 3/25/34	Aa3/AAA	3,845,565
	7,038	7.50%, 10/25/34	A1/AAA	7,389,932
		Residential Accredit Loans, Inc., CMO,
	3,489	0.367%, 6/25/46, FRN	Caa2/CCC	1,312,503
	4,293	6.00%, 8/25/35	NR/CCC	3,498,233
		Residential Asset Mortgage Products, Inc., CMO,
	60	6.50%, 11/25/31	NR/A+	59,866
	557	7.00%, 8/25/16	NR/B+	564,636
	1,093	8.50%, 10/25/31	A3/BB	1,173,679
	1,685	8.50%, 11/25/31	NR/CCC	1,800,154
	1,977	Sequoia Mortgage Trust, 0.386%, 7/20/36, CMO, FRN	B1/B+	1,615,823
	593	Structured Adjustable Rate Mortgage Loan Trust,
		2.602%, 3/25/34, CMO, VRN	Baa3/AAA	557,699
	6,133	Structured Asset Mortgage Investments, Inc.,
		1.763%, 8/25/47, CMO, FRN	Caa2/CCC	3,341,501
	5,510	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	B3/CCC	5,185,130
	4,348	Thornburg Mortgage Securities Trust, 0.296%, 3/25/37, CMO, FRN	B3/B-	4,181,811
		UBS Commercial Mortgage Trust, CMO, FRN (a)(d),
	1,300	0.762%, 7/15/24	B1/CCC+	1,035,258
	1,500	0.762%, 7/15/24	Ba3/B-	1,248,563
	2,800	0.762%, 7/15/24	Ba1/B	2,367,864
	5,000	Wachovia Bank Commercial Mortgage Trust, 0.307%, 9/15/21, CMO, FRN (a)(d)	Baa2/A+	4,682,603
	575	WaMu Mortgage Pass Through Certificates, 2.573%, 5/25/35, CMO, VRN	NR/BB+	454,121
		Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
	1,801	6.50%, 8/25/34	NR/A	1,860,964
	648	7.00%, 3/25/34	NR/AAA	671,396
	1,481	7.50%, 4/25/33	NR/AAA	1,536,702
		Wells Fargo Mortgage-Backed Securities Trust, CMO,
	1,288	2.761%, 6/25/35, FRN	NR/AA	1,186,644
	2,569	2.77%, 4/25/36, VRN	NR/CC	2,158,220
	511	2.784%, 6/25/35, VRN	Ba1/AA+	485,737
	166	2.841%, 4/25/36, VRN	NR/CC	143,747
	2,216	2.861%, 5/25/35, VRN	Baa2/AAA	2,108,887
	2,800	5.688%, 10/25/36, VRN	Caa1/NR	2,435,751
	5,500	World Federation of Diamond Bourses, 6.403%, 7/5/24, CMO (a)(b)(d)(e)(l) (acquisition cost-$5,500,000; purchased 7/28/11)	NR/BBB-	5,500,000

Total Mortgage-Backed Securities (cost-$164,254,860)				168,025,224

20	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
SENIOR LOANS (a)(c) – 5.8%
Financial Services – 4.3%
	$1,524	CIT Group, Inc., 6.25%, 8/11/15, Term 3		$1,531,855
	1,300	Delos Aircraft, Inc., 7.00%, 3/17/16, Term B2		1,309,286
	1,700	International Lease Finance Corp., 6.75%, 3/17/15, Term B		1,710,776
	1,563	iStar Financial, Inc., 5.50%, 6/28/13, Term A1		1,544,831
	11,000	Springleaf Finance Corp., 5.50%, 5/10/17, Term B		10,782,574

				16,879,322

Healthcare & Hospitals – 0.5%
	1,975	HCA, Inc., 2.746%, 5/2/16, Term A2		1,940,746

Oil & Gas – 0.7%
	2,781	Petroleum Export, 3.247%, 12/7/12, Term B		2,764,778

Utilities – 0.3%
		Texas Competitive Electric Holdings Co. LLC,
	928	4.686%, 10/10/17		694,430
	985	4.768%, 10/10/17		736,876

				1,431,306

Total Senior Loans (cost-$23,213,458)				23,016,152

ASSET-BACKED SECURITIES – 3.6%
	697	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Caa2/NR	585,088
		Advanta Business Card Master Trust, FRN,
	617	0.436%, 6/20/14	Ca/CCC-	503,527
	617	0.436%, 12/22/14	Ca/CCC-	503,527
		Ameriquest Mortgage Securities, Inc., FRN,
	1,694	3.712%, 11/25/32	C/D	176,490
	510	5.812%, 2/25/33	C/D	33,187
	1,635	Bear Stearns Asset-Backed Securities Trust, 0.687%, 9/25/34, FRN	NR/A	1,254,518
		Conseco Finance Securitizations Corp.,
	643	7.96%, 2/1/32	Ca/CCC-	527,685
	326	7.97%, 5/1/32	Ca/CCC-	245,896
		Conseco Financial Corp.,
	265	6.53%, 2/1/31, VRN	NR/CCC-	259,794
	461	7.05%, 1/15/27	B3/B	493,704
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	Ba2/AAA	946,910
	CAD 393	Ford Auto Securitization Trust, 4.817%, 10/15/12 (a)(d)	NR/AAA	419,038
	$5,000	Green Tree, 8.97%, 4/25/38, VRN (a)(d)	NR/NR	5,614,828
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	1,131,422
	1,525	Morgan Stanley ABS Capital I, 0.367%, 1/25/36, FRN	B3/B-	1,396,758
	42	Oakwood Mortgage Investors, Inc., 0.417%, 5/15/13, FRN	Caa1/B-	33,080
	33	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	NR/CCC	34,124

Total Asset-Backed Securities (cost-$14,342,973)				14,159,576

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Shares			Credit Rating (Moody’s/S&P)	Value
CONVERTIBLE PREFERRED STOCK – 0.4%
Utilities – 0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost-$1,360,000)	NR/NR	$1,525,648

Principal Amount (000s)
MUNICIPAL BONDS – 0.3%
West Virginia – 0.3%
	$1,885	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,773,806)	Baa3/BB+	1,400,687

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	3,881	SemGroup Corp., Class A (j) (cost-$100,913)		90,356

Units
WARRANTS – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	4,086	SemGroup Corp., expires 11/30/14 (j) (cost-$18,385)		22,655

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 5.9%
Corporate Notes – 2.6%
Financial Services – 2.3%
	$4,700	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/BB-	4,757,824
	€1,000	SLM Corp., 1.67%, 11/15/11, FRN	Ba1/BBB-	1,428,708
	$3,100	Springleaf Finance Corp., 0.497%, 12/15/11, FRN	B3/B	3,058,128

				9,244,660

Insurance – 0.3%
	1,000	American International Group, Inc., 0.360%, 10/18/11, FRN (k)	Baa1/A-	997,657

Total Corporate Notes (cost-$9,864,767)				10,242,317

U.S. Treasury Obligations (i)(m) – 1.6%
	6,123	U.S. Treasury Bills, 0.024%-0.090%, 8/18/11-9/29/11 (cost-$6,122,729)		6,122,729

Sovereign Debt Obligations – 0.5%
Tunisia – 0.5%
	2,000	Banque Centrale de Tunisie S.A., 7.375%, 4/25/12 (cost-$2,011,606)	Baa3/BBB-	2,084,018

U.S. Government Agency Securities – 0.0%
	34	Fannie Mae, 7.00%, 7/18/12, CMO (k)	Aaa/AAA	34,722
		Freddie Mac,
	2	7.00%, 9/1/11, MBS	Aaa/AAA	2,512

22	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)	Value
U.S. Government Agency Securities (continued)
	$–	(g)	7.00%, 3/1/12, MBS (g)	Aaa/AAA	$58
	1		7.00%, 7/15/12, CMO	Aaa/AAA	858

					3,428

	87		Small Business Administration Participation Certificates, 6.344%, 8/1/11	Aaa/AAA	87,479

Total U.S. Government Agency Securities (cost-$125,066)					125,629

Repurchase Agreements – 1.2%
	4,600		Barclays Capital, Inc., dated 7/29/11, 0.15%, due 8/1/11, proceeds $4,600,058; collateralized by U.S. Treasury Inflation Index Notes, 3.00%, 7/15/12, valued at $4,690,679 including accrued interest		4,600,000
	179		State Street Bank & Trust Co., dated 7/29/11, 0.01%, due 8/1/11, proceeds $179,000; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/16, valued at $183,377 including accrued interest		179,000

Total Repurchase Agreements (cost-$4,779,000)					4,779,000

Total Short-Term Investments (cost-$22,903,168)					23,353,693

Notional Amount (000s)
OPTIONS PURCHASED (j) – 0.0%
Put Options – 0.0%
			Fannie Mae (OTC),
	$60,000		strike price $83, expires 10/6/11		1
	13,600		strike price $84, expires 8/4/11		–
	153,000		strike price $87, expires 8/4/11		1
	87,000		strike price $97, expires 8/4/11		1
	14,000		strike price $97, expires 10/6/11		–

Total Options Purchased (cost-$38,391)					3

Total Investments (cost-$1,113,119,193) – 298.1%					1,179,654,275

Liabilities in excess of other assets – (198.1)%					(783,995,320)

Net Assets—100%					$395,658,955

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2011 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $157,310,224, representing 39.8% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2011.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after July 31, 2011.
(f)	Fair-Valued – Securities with an aggregate value of $5,598,906, representing 1.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Principal amount less than $500.
(h)	Perpetual maturity. The date shown is the next call date. On Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(j)	Non-income producing.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(l)	Restricted. The acquisition cost of such security is $5,500,000. The market value is $5,500,000, representing 1.4% of net assets.
(m)	Rates reflect the effective yields at purchase date.

Glossary:

ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
	£-	British Pound
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2011.
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
OTC	-	Over the Counter
TBA	-	To Be Announced
VRN	-	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on July 31, 2011.

24	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities

July 31, 2011 (unaudited)

Assets:
Investments, at value (cost-$1,113,119,193)	$1,179,654,275
Cash (including foreign currency at value of $201,007 with a cost of $200,075)	387,088
Receivable for investments sold	116,785,063
Swap premiums paid	8,025,593
Interest receivable	7,288,731
Unrealized appreciation of swaps	4,890,752
Receivable for principal paydown	345,639
Unrealized appreciation of forward foreign currency contracts	8,355
Prepaid expenses and other assets	30,300
Total Assets	1,317,415,796

Liabilities:
Payable for investments purchased	459,124,973
Payable for reverse repurchase agreements	431,675,310
Unrealized depreciation of swaps	19,403,571
Swap premiums received	3,627,966
Dividends payable to shareholders	3,182,858
Payable to brokers for cash collateral received	2,700,000
Unrealized depreciation of forward foreign currency contracts	811,972
Investment management fees payable	285,095
Interest payable for reverse repurchase agreements	54,470
Payable to broker	13,594
Accrued expenses and other liabilities	877,032
Total Liabilities	921,756,841
Net Assets	$395,658,955

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 39,785,658 shares issued and outstanding)	$398
Paid-in-capital in excess of par	429,687,296
Undistributed net investment income	13,116,521
Accumulated net realized loss	(98,372,875)
Net unrealized appreciation of investments, swaps and foreign currency transactions	51,227,615
Net Assets	$395,658,955
Net Asset Value Per Share	$9.94

See accompanying Notes to Financial Statements	7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Statement of Operations

Six Months ended July 31, 2011 (unaudited)

Investment Income:
Interest	$31,884,872
Dividends	64,600
Facility and other fee income	78,479
Total Investment Income	$32,027,951

Expenses:
Investment management fees	1,669,538
Interest expense	747,326
Custodian and accounting agent fees	137,280
Stockholder communications	62,413
Audit and tax services	42,200
Transfer agent fees	19,958
Directors’ fees and expenses	18,658
New York Stock Exchange listing fees	17,327
Legal fees	15,385
Insurance expense	5,709
Miscellaneous	3,053
Total Expenses	2,738,847

Net Investment Income	29,289,104

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,322,140
Swaps	(665,640)
Foreign currency transactions	(1,764,460)
Net change in unrealized appreciation/depreciation of:
Investments	9,609,008
Swaps	(21,961,829)
Foreign currency transactions	(145,094)
Net realized and change in unrealized loss on investments, swaps and foreign currency transactions	(11,605,875)
Net Increase in Net Assets Resulting from Investment Operations	$17,683,229

26	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Six Months ended July 31, 2011 (unaudited)	Year ended January 31, 2011
Investment Operations:
Net investment income	$29,289,104	$49,757,755
Net realized gain on investments, swaps and foreign currency transactions	892,040	4,128,900
Net change in unrealized appreciation/depreciation of investments, swaps and foreign currency transactions	(12,497,915)	36,580,820
Net increase in net assets resulting from investment operations	17,683,229	90,467,475
Dividends to Shareholders from Net Investment Income	(18,664,389)	(55,794,474)

Common Stock Transactions:
Reinvestment of dividends	1,945,302	5,905,180
Total increase in net assets	964,142	40,578,181

Net Assets:
Beginning of period	394,694,813	354,116,632
End of period (including undistributed net investment income of $13,116,521 and $2,491,806, respectively)	$395,658,955	$394,694,813

Common Stock Issued in Reinvestment of Dividends	182,078	584,778

See accompanying Notes to Financial Statements	7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows

Six Months ended July 31, 2011 (unaudited)

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$17,683,229

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(363,694,761)
Proceeds from sales of long-term investments	385,831,269
Proceeds from sales of short-term portfolio investments, net	2,069,903
Net change in unrealized appreciation/depreciation of investments, swaps and foreign currency transactions	12,497,915
Net realized gain on investments, swaps and foreign currency transactions	(892,040)
Net amortization on investments	(2,293,420)
Decrease in receivable for investments sold	79,009,280
Decrease in interest receivable	529,514
Increase in receivable for principal paydown	(95,464)
Increase in prepaid expenses and other assets	(25,544)
Decrease in payable for investments purchased	(85,688,894)
Decrease in payable to brokers for cash collateral received	(5,950,000)
Periodic and termination payments of swaps, net	(5,466,306)
Net cash used for foreign currency transactions	(1,775,964)
Increase in investment management fees payable	3,405
Decrease in interest payable for reverse repurchase agreements	(19,597)
Decrease in accrued expenses and other liabilities	(288,047)
Net cash provided by operating activities*	31,434,478

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(15,344,463)
Cash dividends paid (excluding reinvestment of dividends of $1,945,302)	(16,506,497)
Net cash used for financing activities	(31,850,960)
Net decrease in cash	(416,482)
Cash at beginning of period	803,570
Cash at end of period	$387,088
*	Included in operating expenses is cash paid of $767,414 for interest expense primarily in connection with participation in reverse repurchase agreement transactions.

28	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has 500 million of $0.00001 par value per share of common shares authorized.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities. There is no guarantee that the Fund will meet its stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

from yield data relating to investments or securities with similar characteristics. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended July 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally

30	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at July 31, 2011 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/11
Investments in Securities – Assets
U.S. Government Agency Securities	—	$690,627,060	$3,107,251	$693,734,311
Corporate Bonds & Notes:
Airlines	—	3,165,000	8,742,919	11,907,919
All Other	—	242,418,051	—	242,418,051
Mortgage-Backed Securities	$5,500,000	160,033,569	2,491,655	168,025,224
Senior Loans	—	23,016,152	—	23,016,152
Asset-Backed Securities	—	14,159,576	—	14,159,576
Convertible Preferred Stock	1,525,648	—	—	1,525,648
Municipal Bonds	—	1,400,687	—	1,400,687
Common Stock	90,356	—	—	90,356
Warrants	—	22,655	—	22,655
Short-Term Investments	—	23,353,693	—	23,353,693
Options Purchased:
Interest Rate Contracts	—	3	—	3

Total Investments in Securities – Assets	$7,116,004	$1,158,196,446	$14,341,825	$1,179,654,275

32	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/11
Other Financial Instruments* – Assets
Credit Contracts	—	$4,890,752	—	$4,890,752
Foreign Exchange Contracts	—	8,355	—	8,355

Total Other Financial Instruments* – Assets	—	$4,899,107	—	$4,899,107

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(411,665)	—	$(411,665)
Interest Rate Contracts	—	(18,991,906)	—	(18,991,906)
Foreign Exchange Contracts	—	(811,972)	—	(811,972)

Total Other Financial Instruments* – Liabilities	—	$(20,215,543)	—	$(20,215,543)

Total Investments	$7,116,004	$1,142,880,010	$14,341,825	$1,164,337,839

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the six months ended July 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2011, was as follows:

	Beginning Balance 1/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 7/31/11
Investments in Securities – Assets
U.S. Government Agency Securities	$3,323,718	—	$(206,422)	$890	$3,208	$(14,143)	—	—	$3,107,251
Corporate Bonds & Notes:
Airlines	9,471,650	—	(483,105)	10,831	16,409	(272,866)	—	—	8,742,919
Mortgage-Backed Securities	2,851,092	$2,499,897	—	17,579	—	(98,306)	—	$(2,778,607)	2,491,655

Total Investments	$15,646,460	$2,499,897	$(689,527)	$29,300	$19,617	$(385,315)	—	$(2,778,607)	$14,341,825

**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at July 31, 2011, was $(250,674). Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at July 31, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to stockholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its respective stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for

34	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2011, $592,059 in dollar roll commitments were outstanding. This balance is included in accrued expenses and other liabilities on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(p) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

36	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

2. Principal Risks (continued)

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

2. Principal Risks (continued)

industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

38	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option included the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options are decreased by the premiums paid.

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

40	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2011 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	41

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$3	—	—	$3
Unrealized appreciation of swaps	—	$4,890,752	—	4,890,752
Unrealized appreciation of forward foreign currency contracts	—	—	$8,355	8,355

Total asset derivatives	$3	$4,890,752	$8,355	$4,899,110

Liability derivatives:
Unrealized depreciation of swaps	$(18,991,906)	$(411,665)	—	$(19,403,571)
Unrealized depreciation of forward foreign currency contracts	—	—	$(811,972)	(811,972)

Total liability derivatives	$(18,991,906)	$(411,665)	$(811,972)	$(20,215,543)

The effect of derivatives on the Statement of Operations for the six months ended July 31, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(86,602)	—	—	$(86,602)
Swaps	(915,342)	$249,702	—	(665,640)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(2,114,040)	(2,114,040)

Total net realized gain (loss)	$(1,001,944)	$249,702	$(2,114,040)	$(2,866,282)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$632	—	—	$632
Swaps	(22,324,920)	$363,091	—	(21,961,829)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(133,590)	(133,590)

Total net change in unrealized appreciation/depreciation	$(22,324,288)	$363,091	$(133,590)	$(22,094,787)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2011:

Options Purchased	Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(2)		Interest Rate Swap
Notional(2)	Purchased	Sold	Buy	Sell	Agreements(2)
$326,867	$112,798	$42,966,916	$8,667	$58,378	$239,633

(1)	U.S. $ value on origination date
(2)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative

42	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

4. Investment Manager/Sub-Adviser (continued)

matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the six months ended July 31, 2011, were $86,584,432 and $87,721,905, respectively. Purchases and sales in U.S. government obligations were $277,110,329 and $323,050,698, respectively.

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at July 31, 2011(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Market Value(5)	Upfront Premiums Received	Unrealized Depreciation
Bank of America:
American International Group	$6,300	2.32%	3/20/18	(5.00)%	$(994,456)	$(620,529)	$(373,927)

Sell protection swap agreements outstanding at July 31, 2011(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Market Value(5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.44%	12/20/13	4.10%	$739,412	—	$739,412
MetLife	13,400	1.36%	9/20/15	1.00%	(176,781)	$(900,456)	723,675
SLM	5,000	1.83%	12/20/13	5.00%	400,758	(612,500)	1,013,258
BNP Paribas:
General Electric	800	0.99%	12/20/13	4.60%	72,916	—	72,916
Citigroup:
American Express	500	0.44%	12/20/13	4.30%	48,727	—	48,727
SLM	6,000	1.83%	12/20/13	5.00%	480,910	518,648	(37,738)
SLM	1,300	1.83%	12/20/13	5.00%	104,197	(156,000)	260,197
Deutsche Bank:
American International Group	3,000	1.13%	3/20/13	2.10%	54,897	—	54,897
General Electric	4,100	0.99%	12/20/13	4.78%	391,592	—	391,592
General Electric	8,000	0.99%	12/20/13	4.82%	773,062	—	773,062
SLM	2,600	1.83%	12/20/13	5.00%	208,394	(318,500)	526,894
JPMorgan Chase:
Markit ABX.HE Index	7,034	11.06%	7/25/45	0.18%	(733,859)	(1,019,981)	286,122

					$2,364,225	$(2,488,789)	$4,853,014

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	43

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

5. Investments in Securities (continued)

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Interest rate swap agreements outstanding at July 31, 2011:

	Notional Amount (000s)		Rate Type			Upfront Premiums Paid
Swap Counterparty		Termination Date	Payments Made	Payments Received	Market Value		Unrealized Depreciation
Bank of America	$100,000	6/15/21	3.50%	3-Month USD-LIBOR	$(5,771,387)	$4,605,000	$(10,376,387)
Morgan Stanley	9,500	6/15/21	3.50%	3-Month USD-LIBOR	(548,282)	339,625	(887,907)
Royal Bank of Scotland	75,000	12/15/20	2.75%	3-Month USD-LIBOR	155,927	264,000	(108,073)
Royal Bank of Scotland	92,200	6/15/21	3.50%	3-Month USD-LIBOR	(5,321,219)	2,298,320	(7,619,539)

					$(11,484,961)	$7,506,945	$(18,991,906)

(c) Forward foreign currency contracts outstanding at July 31, 2011:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
208,000 British Pound settling 9/13/11	Citigroup	$338,394	$341,272	$2,878
Sold:
2,475,000 Australian Dollar settling 8/31/11	Bank of America	2,697,750	2,709,470	(11,720)
4,342,000 British Pound settling 9/13/11	Barclays Bank	7,099,083	7,124,060	(24,977)
4,342,000 British Pound settling 9/13/11	Citigroup	7,106,877	7,124,060	(17,183)
4,277,000 British Pound settling 9/13/11	UBS	7,022,890	7,017,413	5,477
337,000 Canadian Dollar settling 9/19/11	Deutsche Bank	342,088	352,342	(10,254)
137,000 Canadian Dollar settling 9/19/11	Royal Bank of Canada	138,924	143,237	(4,313)
4,980,000 Euro settling 10/19/11	Credit Suisse First Boston	6,953,325	7,142,248	(188,923)
4,979,000 Euro settling 10/19/11	Morgan Stanley	6,938,236	7,140,814	(202,578)
632,560,000 Japanese Yen settling 10/17/11	Citigroup	7,871,921	8,223,945	(352,024)

				$(803,617)

44	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

5. Investments in Securities (continued)

At July 31, 2011, the Fund held $2,700,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(d) Open reverse repurchase agreements at July 31, 2011:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	7/8/11	8/9/11	$5,081,899	$5,080,375
	0.45%	7/13/11	8/15/11	31,033,304	31,025,935
Barclays Bank	0.14%	7/20/11	8/18/11	12,613,589	12,613,000
	0.15%	7/14/11	8/11/11	41,332,100	41,329,000
	0.22%	7/14/11	8/11/11	112,505,374	112,493,000
	0.32%	7/14/11	8/11/11	54,283,684	54,275,000
	0.45%	7/8/11	8/9/11	3,644,093	3,643,000
	0.45%	7/25/11	8/25/11	8,685,760	8,685,000
	0.45%	7/26/11	8/26/11	4,839,363	4,839,000
	0.45%	7/28/11	8/24/11	4,009,200	4,009,000
	0.60%	7/20/11	8/22/11	13,460,691	13,458,000
Credit Suisse First Boston	0.60%	7/27/11	8/29/11	11,745,979	11,745,000
Deutsche Bank	0.15%	7/14/11	8/11/11	44,803,360	44,800,000
	0.38%	7/22/11	8/22/11	5,790,611	5,790,000
	0.38%	7/28/11	8/29/11	3,698,156	3,698,000
	0.45%	7/22/11	8/22/11	1,495,187	1,495,000
	0.60%	7/22/11	8/22/11	4,947,824	4,947,000
Goldman Sachs	0.15%	7/14/11	8/11/11	26,345,976	26,344,000
Greenwich Capital Markets	0.40%	7/13/11	8/15/11	11,189,362	11,187,000
	0.40%	7/19/11	8/19/11	16,544,389	16,542,000
JPMorgan Chase	0.60%	7/18/11	8/16/11	10,368,419	10,366,000
Morgan Stanley	0.50%	7/22/11	9/6/11	3,311,460	3,311,000

					$431,675,310

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended July 31, 2011 was $439,703,187 at a weighted average interest rate of 0.34%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at July 31, 2011 was $461,755,788.

At July 31, 2011, the Fund held $230,000 and $270,000 in principal value of U.S. Treasury Obligations and Corporate Bonds, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

6. Income Tax Information

At July 31, 2011, the cost basis of portfolio securities for federal income tax purposes was $1,113,119,199. Gross unrealized appreciation was $75,289,177; gross unrealized depreciation was $8,754,101; and net unrealized appreciation was $66,535,076. The difference between book and tax cost basis was attributable to wash sales.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	45

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2011 (unaudited)

7. Legal Proceedings (continued)

open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

On August 1, 2011, a dividend of $0.08 per share was declared to common stockholders payable September 1, 2011 to stockholders of record on August 11, 2011.

On September 1, 2011, a dividend of $0.08 per share was declared to common stockholders payable October 3, 2011 to stockholders of record on September 12, 2011.

46	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended July 31, 2011 (unaudited)	Year ended January 31,
		2011	2010	2009		2008	2007
Net asset value, beginning of period	$9.97	$9.08	$7.46	$9.84		$10.12	$10.39
Investment Operations:
Net investment income	0.74	1.27	1.13	0.89		0.60 (1)	0.65 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	(0.30)	1.04	1.83	(2.05)		(0.07)	(0.09)
Total from investment operations	0.44	2.31	2.96	(1.16)		0.53	0.56
Dividends to Stockholders from Net Investment Income	(0.47)	(1.42)	(1.34)	(1.22)		(0.81)	(0.83)
Net asset value, end of period	$9.94	$9.97	$9.08	$7.46		$9.84	$10.12
Market price, end of period	$10.78	$10.44	$10.73	$9.51		$10.39	$11.14
Total Investment Return (2)	7.83%	11.82%	29.83%	4.63%		1.02%	4.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$395,659	$394,695	$354,117	$286,061		$371,168	$378,385
Ratio of expenses to average net assets, including interest expense (3)	1.39% (5)	1.43%	1.63%	3.01	% (4)	5.48%	3.03%
Ratio of expenses to average net assets, excluding interest expense	1.01% (5)	1.04%	1.05%	1.18	% (4)	1.07%	1.06%
Ratio of net investment income to average net assets	14.91% (5)	12.98%	13.84%	9.96%		5.98%	6.42%
Portfolio turnover rate	31%	168%	241%	110%		154%	123%

(1)	Calculated based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and capital gain distributions, if any, are assummed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period less than one year is not annualized.
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(5)	Annualized.

See Accompanying Notes to Financial Statements	7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	47

PIMCO Strategic Global Government Fund, Inc. Annual Stockholder Meeting Results/Changes to Board of Directors/Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on July 20, 2011. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2014	34,690,034	806,084
Re-election of John C. Maney* – Class II to serve until 2014	34,687,580	808,538
Re-election of Hans W. Kertess – Class II to serve until 2014	34,699,395	796,723
Election of Deborah A. Zoullas – Class III to serve until 2012	34,366,873	1,129,245

The other members of the Board of Directors at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson, Alan Rappaport and William B. Ogden, IV, continued to serve as Directors of the Fund.

*	Interested Director

Changes to Board of Directors:

Effective March 7, 2011, the Fund’s Board of Directors appointed Deborah A. Zoullas as a Class III Director to serve until 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

48	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Directors met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Directors, including a majority of the Independent Directors, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation,

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	49

PIMCO Strategic Global Government Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Directors also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Directors specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Directors noted that the expense group for the Fund provided by Morningstar consists of a total of eleven closed-end funds, including the Fund. The Directors also noted that average net assets of the common shares of the eleven funds ranged from $75.45 million to $613.09 million, and that two of the funds are larger in asset size than the Fund. The Directors also noted that the Fund was ranked second out of eleven funds in the expense peer group for total net expense ratio based on common assets and in the expense peer group for total net expense ratio based on common and leveraged assets combined and ninth out of eleven in actual management fees (with funds ranked first having the lowest fees/expenses and ranked eleventh having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Directors noted that the Fund outperformed its benchmark and had top quartile performance for the one-year, three-year, five-year and ten-year periods ended February 28, 2011.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Morningstar and management.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

50	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.11

PIMCO Strategic Global Government Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

7.31.11	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	51

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ602SA_073111

AGI-2011-08-26-1614

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a) (3) Not applicable.

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Strategic Global Government Fund, Inc.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	September 30, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	September 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	September 30, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	September 30, 2011